UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07992

MFS SERIES TRUST XI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
September 30, 2021
MFS®  Blended Research®
Core Equity Fund
UNE-ANN

MFS® Blended Research®
Core Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, particularly on the short end of the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though Fed policymakers expect the price hikes will prove transitory.
Since midyear, global economic growth has moderated, with the spread of the Delta variant of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China's property development sector has also contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
November 12, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	7.4%
Apple, Inc.	5.2%
Amazon.com, Inc.	4.4%
Alphabet, Inc., “C”	3.1%
Alphabet, Inc., “A”	2.9%
JPMorgan Chase & Co.	2.4%
Johnson & Johnson	2.4%
Facebook, Inc., “A”	2.2%
Adobe Systems, Inc.	1.9%
Applied Materials, Inc.	1.9%
GICS equity sectors (g)
Information Technology	27.9%
Health Care	14.0%
Consumer Discretionary	11.6%
Communication Services	11.1%
Financials	10.9%
Industrials	7.2%
Consumer Staples	6.4%
Real Estate	3.3%
Energy	2.8%
Materials	2.2%
Utilities	1.8%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of September 30, 2021.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended September 30, 2021, Class A shares of the MFS Blended Research Core Equity Fund (fund) provided a total return of 30.69%, at net asset value. This compares with a return of 30.00% for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Index).
Market Environment
Over the past year, the global economy has been buffeted by an array of crosscurrents as it adjusts to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative ones included the rapid spread of the Delta variant, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth has slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipate a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, a number of central banks in emerging markets have already tightened policy and the US Federal Reserve has indicated it will likely reduce the pace of its asset purchases before the end of 2021. The European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain easy policies. Sovereign bond yields moved higher late in the period amid higher inflation, signs of a crest in the Delta variant wave and on expectations of a tighter Fed.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education has increased market volatility as has stress in China's highly-leveraged property development sector. Trade relations between the United States and China remain quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continue to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Contributors to Performance
Security selection in the financials sector was a primary contributor to performance relative to the S&P 500 Index, led by the fund's overweight positions in financial services firms Goldman Sachs Group and Bank of America, insurance company MetLife and insurance and financial services provider Hartford Financial Services Group. The stock price of Goldman Sachs appreciated during the period as the company reported strong earnings per share and revenue results, driven by higher-than-expected private equity gains and strength in its trading and investment banking division.
Security selection in the industrials sector also supported relative results, driven by the fund's holdings of agricultural equipment manufacturer AGCO Corp.(b).
Individual stocks in other sectors that benefited relative returns included the fund's overweight positions in semiconductor chips and electronics engineering solutions provider Applied Materials, hospital operator HCA Healthcare, technology company
3

Management Review - continued
Alphabet, pharmaceutical company Eli Lilly and natural gas company ONEOK, Inc. The stock price of Applied Materials advanced as the company reported solid revenue results and provided favorable guidance, driven by stronger-than-anticipated semiconductor and services sales. Alphabet's stock price rose steadily throughout the reporting period, driven by strong advertising sales across both search and YouTube, and robust growth in its cloud services business, which appeared to have buoyed investor sentiment.
Detractors from Performance
Stock selection in the consumer discretionary sector detracted from relative performance, led by the fund's overweight position in internet retailer Amazon.com. The stock price of Amazon.com lagged broader equity markets as the company experienced weaker-than-expected online store revenue growth, as more markets reopened from the pandemic, and as the acceptance of COVID-19 vaccines improved mobility trends in many economies. Additionally, the company's long-time CEO, Jeff Bezos, announced his transition away from operating the company and into an executive chair position, which further pressured the stock.
Security selection and, to a lesser extent, an overweight position in the consumer staples sector also held back relative returns. Within this sector, the fund's overweight positions in office and consumer paper products maker Kimberly-Clark, retail giant Walmart and global consumer products company Colgate-Palmolive weakened relative performance. The stock price of Kimberly-Clark depreciated after the company reported, early on in the period, disappointing financial results and guidance that missed market expectations. Weakness in the company's professional division, due to COVID-19 and higher selling, general and administration costs, also weighed on the fund's relative results.
Elsewhere, the fund's underweight position in computer graphics processor maker NVIDIA hindered relative performance. The stock price of NVIDIA appreciated during the period as the company posted strong revenues results, driven by better-than-anticipated broad-based demand and capacity additions at its Gaming, Datacenter and Pro Vis segments. The fund's overweight positions in semiconductor company Intel, pharmaceutical company Merck & Co and biotechnology company Biogen, and not owning shares of integrated oil and gas company Exxon Mobil, also detracted from relative returns. The stock price of Merck & Co. ended the period lower as the company announced it would stop development of a COVID-19 vaccine. Additionally, investors appeared to have favored pro-cyclical, risk-on areas of the market as global economies generally began to reopen, which also pressured the stock.
4

Management Review - continued
The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 9/30/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 9/30/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/07/97	30.69%	14.48%	15.01%	N/A
B	8/11/97	29.70%	13.63%	14.15%	N/A
C	8/11/97	29.76%	13.63%	14.14%	N/A
I	1/14/94	31.03%	14.76%	15.29%	N/A
R1	9/02/08	29.76%	13.59%	14.13%	N/A
R2	9/02/08	30.33%	14.19%	14.72%	N/A
R3	9/02/08	30.71%	14.48%	15.00%	N/A
R4	9/02/08	31.06%	14.77%	15.29%	N/A
R6	6/01/12	31.13%	14.89%	N/A	14.67%
Comparative benchmark(s)

Standard & Poor's 500 Stock Index (f)	30.00%	16.90%	16.63%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	23.18%	13.14%	14.33%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	25.70%	13.39%	14.15%	N/A
C With CDSC (1% for 12 months) (v)	28.76%	13.63%	14.14%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored,
7

Performance Summary  - continued
endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
April 1, 2021 through September 30, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2021 through September 30, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/21	Ending Account Value 9/30/21	Expenses Paid During Period (p) 4/01/21-9/30/21
A	Actual	0.74%	$1,000.00	$1,078.50	$3.86
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
B	Actual	1.49%	$1,000.00	$1,074.39	$7.75
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
C	Actual	1.49%	$1,000.00	$1,074.37	$7.75
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
I	Actual	0.49%	$1,000.00	$1,079.65	$2.55
	Hypothetical (h)	0.49%	$1,000.00	$1,022.61	$2.48
R1	Actual	1.49%	$1,000.00	$1,074.41	$7.75
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
R2	Actual	0.99%	$1,000.00	$1,076.97	$5.15
	Hypothetical (h)	0.99%	$1,000.00	$1,020.10	$5.01
R3	Actual	0.74%	$1,000.00	$1,078.41	$3.86
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
R4	Actual	0.49%	$1,000.00	$1,079.94	$2.55
	Hypothetical (h)	0.49%	$1,000.00	$1,022.61	$2.48
R6	Actual	0.39%	$1,000.00	$1,080.13	$2.03
	Hypothetical (h)	0.39%	$1,000.00	$1,023.11	$1.98
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
9/30/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.2%
Aerospace & Defense – 1.1%
Huntington Ingalls Industries, Inc.	13,908	$ 2,685,078
Northrop Grumman Corp.	29,150	10,498,373
		$13,183,451
Alcoholic Beverages – 0.2%
Constellation Brands, Inc., “A”	12,269	$ 2,584,956
Apparel Manufacturers – 0.2%
NIKE, Inc., “B”	12,525	$ 1,819,006
Automotive – 1.7%
Lear Corp.	66,021	$ 10,330,966
LKQ Corp. (a)	61,812	3,110,380
Tesla, Inc. (a)	7,338	5,690,472
		$19,131,818
Biotechnology – 1.6%
Biogen, Inc. (a)	24,839	$ 7,029,189
Gilead Sciences, Inc.	59,340	4,144,899
Incyte Corp. (a)	14,407	990,913
Vertex Pharmaceuticals, Inc. (a)	37,072	6,724,490
		$18,889,491
Brokerage & Asset Managers – 0.6%
Invesco Ltd.	196,107	$ 4,728,140
KKR & Co., Inc.	32,597	1,984,505
		$6,712,645
Business Services – 3.8%
Accenture PLC, “A”	67,356	$ 21,548,531
Amdocs Ltd.	99,267	7,515,505
Jones Lang LaSalle, Inc. (a)	14,431	3,580,187
PayPal Holdings, Inc. (a)	40,739	10,600,695
		$43,244,918
Cable TV – 2.2%
Charter Communications, Inc., “A” (a)	20,771	$ 15,112,149
Comcast Corp., “A”	181,326	10,141,563
		$25,253,712
Chemicals – 0.8%
Eastman Chemical Co.	97,303	$ 9,802,304
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – 9.8%
Adobe Systems, Inc. (a)	38,641	$ 22,246,397
Atlassian Corp. PLC, “A” (a)	12,482	4,885,704
Microsoft Corp.	302,346	85,237,384
		$112,369,485
Computer Software - Systems – 7.0%
Apple, Inc.	422,773	$ 59,822,380
HP, Inc.	384,326	10,515,159
ServiceNow, Inc. (a)	8,783	5,465,397
SS&C Technologies Holdings, Inc.	44,387	3,080,458
Zebra Technologies Corp., “A” (a)	3,618	1,864,790
		$80,748,184
Construction – 0.2%
Sherwin-Williams Co.	8,692	$ 2,431,413
Consumer Products – 1.5%
Colgate-Palmolive Co.	173,022	$ 13,077,003
Kimberly-Clark Corp.	29,628	3,923,932
		$17,000,935
Electrical Equipment – 1.0%
Johnson Controls International PLC	65,900	$ 4,486,472
TE Connectivity Ltd.	48,247	6,620,453
		$11,106,925
Electronics – 6.2%
Advanced Micro Devices (a)	15,045	$ 1,548,130
Applied Materials, Inc.	168,229	21,656,119
Intel Corp.	233,576	12,444,929
NVIDIA Corp.	22,662	4,694,660
NXP Semiconductors N.V.	57,865	11,334,018
Texas Instruments, Inc.	104,027	19,995,030
		$71,672,886
Energy - Independent – 1.8%
ConocoPhillips	95,023	$ 6,439,709
EOG Resources, Inc.	70,265	5,640,171
Valero Energy Corp.	116,814	8,243,564
		$20,323,444
Food & Beverages – 3.2%
Archer Daniels Midland Co.	19,740	$ 1,184,597
General Mills, Inc.	50,101	2,997,042
J.M. Smucker Co.	37,046	4,446,631
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – continued
Mondelez International, Inc.	177,975	$ 10,354,586
PepsiCo, Inc.	118,802	17,869,009
		$36,851,865
Food & Drug Stores – 1.3%
Wal-Mart Stores, Inc.	104,575	$ 14,575,664
Forest & Paper Products – 0.6%
Rayonier, Inc., REIT	49,168	$ 1,754,314
Weyerhaeuser Co., REIT	154,275	5,487,562
		$7,241,876
Gaming & Lodging – 0.2%
Marriott International, Inc., “A” (a)	19,162	$ 2,837,701
Health Maintenance Organizations – 1.3%
Cigna Corp.	39,257	$ 7,857,681
Humana, Inc.	15,304	5,955,552
UnitedHealth Group, Inc.	2,634	1,029,209
		$14,842,442
Insurance – 3.2%
Berkshire Hathaway, Inc., “B” (a)	17,610	$ 4,806,474
Equitable Holdings, Inc.	57,261	1,697,216
Everest Re Group Ltd.	45,291	11,358,077
Hartford Financial Services Group, Inc.	19,097	1,341,564
MetLife, Inc.	259,537	16,021,219
Reinsurance Group of America, Inc.	9,186	1,022,034
		$36,246,584
Internet – 8.3%
Alphabet, Inc., “A” (a)	12,273	$ 32,812,111
Alphabet, Inc., “C” (a)	13,358	35,603,211
Facebook, Inc., “A” (a)	73,544	24,960,098
Gartner, Inc. (a)	6,907	2,098,899
		$95,474,319
Leisure & Toys – 1.7%
Brunswick Corp.	92,175	$ 8,781,512
Electronic Arts, Inc.	35,630	5,068,368
Polaris, Inc.	49,123	5,878,058
		$19,727,938
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 3.7%
AGCO Corp.	83,774	$ 10,264,828
Dover Corp.	7,506	1,167,183
Eaton Corp. PLC	121,379	18,123,098
PACCAR, Inc.	116,543	9,197,574
Regal Beloit Corp.	22,812	3,429,556
		$42,182,239
Major Banks – 5.9%
Bank of America Corp.	231,137	$ 9,811,766
Goldman Sachs Group, Inc.	51,351	19,412,219
JPMorgan Chase & Co.	171,644	28,096,406
PNC Financial Services Group, Inc.	7,041	1,377,501
Wells Fargo & Co.	190,109	8,822,959
		$67,520,851
Medical & Health Technology & Services – 2.7%
HCA Healthcare, Inc.	20,832	$ 5,056,343
Laboratory Corp. of America Holdings (a)	37,272	10,489,832
McKesson Corp.	76,675	15,287,461
		$30,833,636
Medical Equipment – 3.3%
Abbott Laboratories	30,248	$ 3,573,196
Align Technology, Inc. (a)	3,419	2,275,105
Boston Scientific Corp. (a)	59,139	2,566,041
Danaher Corp.	13,858	4,218,930
Maravai Lifesciences Holdings, Inc., “A” (a)	28,585	1,402,952
Medtronic PLC	123,469	15,476,839
Thermo Fisher Scientific, Inc.	14,734	8,417,976
		$37,931,039
Natural Gas - Pipeline – 0.8%
Cheniere Energy, Inc.	12,947	$ 1,264,533
ONEOK, Inc.	145,844	8,457,494
		$9,722,027
Oil Services – 0.2%
NOV, Inc. (a)	166,605	$ 2,184,192
Other Banks & Diversified Financials – 1.9%
American Express Co.	18,756	$ 3,142,193
SLM Corp.	480,781	8,461,746
Synchrony Financial	51,449	2,514,827
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
Visa, Inc., “A”	32,690	$ 7,281,697
		$21,400,463
Pharmaceuticals – 5.1%
Bristol-Myers Squibb Co.	20,082	$ 1,188,252
Eli Lilly & Co.	61,670	14,248,853
Johnson & Johnson	168,328	27,184,972
Merck & Co., Inc.	212,696	15,975,597
		$58,597,674
Railroad & Shipping – 0.7%
CSX Corp.	274,421	$ 8,161,281
Real Estate – 2.4%
Extra Space Storage, Inc., REIT	78,290	$ 13,151,937
Simon Property Group, Inc., REIT	82,873	10,771,004
Spirit Realty Capital, Inc., REIT	74,522	3,430,993
		$27,353,934
Restaurants – 2.0%
Starbucks Corp.	165,584	$ 18,265,571
Texas Roadhouse, Inc.	55,261	5,046,987
		$23,312,558
Specialty Chemicals – 1.2%
Corteva, Inc.	114,831	$ 4,832,089
DuPont de Nemours, Inc.	48,073	3,268,483
Linde PLC	17,758	5,209,842
		$13,310,414
Specialty Stores – 6.2%
Amazon.com, Inc. (a)	15,544	$ 51,062,662
AutoZone, Inc. (a)	2,240	3,803,497
Home Depot, Inc.	39,880	13,091,009
Ross Stores, Inc.	29,253	3,184,189
		$71,141,357
Telecommunications - Wireless – 0.1%
T-Mobile USA, Inc. (a)	9,109	$ 1,163,766
Telephone Services – 0.2%
Lumen Technologies, Inc.	233,852	$ 2,897,426
Tobacco – 0.2%
Philip Morris International, Inc.	27,685	$ 2,624,261
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Trucking – 1.3%
J.B. Hunt Transport Services, Inc.	23,917	$ 3,999,401
Knight-Swift Transportation Holdings, Inc.	71,457	3,655,025
United Parcel Service, Inc., “B”	39,487	7,190,583
		$14,845,009
Utilities - Electric Power – 1.8%
CenterPoint Energy, Inc.	85,310	$ 2,098,626
Exelon Corp.	325,371	15,728,434
NRG Energy, Inc.	60,965	2,489,201
		$20,316,261
Total Common Stocks (Identified Cost, $730,783,866)		$ 1,139,572,350
Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $7,530,565)	7,530,565	$ 7,530,565

Other Assets, Less Liabilities – 0.1%		1,426,792
Net Assets – 100.0%		$ 1,148,529,707

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $7,530,565 and $1,139,572,350, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 9/30/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $730,783,866)	$1,139,572,350
Investments in affiliated issuers, at value (identified cost, $7,530,565)	7,530,565
Receivables for
Fund shares sold	2,063,374
Dividends	685,138
Receivable from investment adviser	18,632
Other assets	437
Total assets	$1,149,870,496
Liabilities
Payables for
Fund shares reacquired	$920,564
Payable to affiliates
Administrative services fee	888
Shareholder servicing costs	271,065
Distribution and service fees	8,515
Payable for independent Trustees' compensation	2,580
Accrued expenses and other liabilities	137,177
Total liabilities	$1,340,789
Net assets	$1,148,529,707
Net assets consist of
Paid-in capital	$574,783,756
Total distributable earnings (loss)	573,745,951
Net assets	$1,148,529,707
Shares of beneficial interest outstanding	32,831,868
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$221,508,466	6,372,669	$34.76
Class B	15,538,406	467,750	33.22
Class C	45,368,975	1,389,760	32.65
Class I	533,710,675	15,084,935	35.38
Class R1	1,333,179	40,503	32.92
Class R2	48,557,433	1,470,350	33.02
Class R3	50,588,975	1,459,623	34.66
Class R4	12,390,552	354,166	34.99
Class R6	219,533,046	6,192,112	35.45

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $36.88 [100 / 94.25 x $34.76]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 9/30/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$17,321,930
Other	42,571
Dividends from affiliated issuers	5,255
Income on securities loaned	1,021
Foreign taxes withheld	(5,452)
Total investment income	$17,365,325
Expenses
Management fee	$4,651,258
Distribution and service fees	1,729,355
Shareholder servicing costs	1,098,909
Administrative services fee	160,649
Independent Trustees' compensation	18,950
Custodian fee	59,334
Shareholder communications	68,023
Audit and tax fees	58,142
Legal fees	7,034
Miscellaneous	185,463
Total expenses	$8,037,117
Reduction of expenses by investment adviser and distributor	(764,141)
Net expenses	$7,272,976
Net investment income (loss)	$10,092,349
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$187,886,545
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$117,133,226
Net realized and unrealized gain (loss)	$305,019,771
Change in net assets from operations	$315,112,120
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	9/30/21	9/30/20
Change in net assets
From operations
Net investment income (loss)	$10,092,349	$11,786,001
Net realized gain (loss)	187,886,545	75,810,684
Net unrealized gain (loss)	117,133,226	44,700,132
Change in net assets from operations	$315,112,120	$132,296,817
Total distributions to shareholders	$(78,659,212)	$(52,985,275)
Change in net assets from fund share transactions	$(160,482,968)	$(58,558,551)
Total change in net assets	$75,969,940	$20,752,991
Net assets
At beginning of period	1,072,559,767	1,051,806,776
At end of period	$1,148,529,707	$1,072,559,767
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$28.49	$26.52	$29.79	$26.59	$23.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.28	$0.33	$0.31	$0.27
Net realized and unrealized gain (loss)	8.10	3.08	(0.93)	3.79	3.39
Total from investment operations	$8.34	$3.36	$(0.60)	$4.10	$3.66
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.38)	$(0.39)	$(0.33)	$(0.23)
From net realized gain	(1.81)	(1.01)	(2.28)	(0.57)	—
Total distributions declared to shareholders	$(2.07)	$(1.39)	$(2.67)	$(0.90)	$(0.23)
Net asset value, end of period (x)	$34.76	$28.49	$26.52	$29.79	$26.59
Total return (%) (r)(s)(t)(x)	30.69	12.88	(0.62)	15.72	15.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.82	0.82	0.81	0.84
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	0.74	1.04	1.29	1.10	1.11
Portfolio turnover	57	63	53	64	62
Net assets at end of period (000 omitted)	$221,508	$243,181	$251,505	$303,929	$271,188
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$27.30	$25.47	$28.68	$25.62	$22.34
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00)(w)	$0.08	$0.13	$0.09	$0.09
Net realized and unrealized gain (loss)	7.76	2.94	(0.87)	3.66	3.26
Total from investment operations	$7.76	$3.02	$(0.74)	$3.75	$3.35
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.18)	$(0.19)	$(0.12)	$(0.07)
From net realized gain	(1.81)	(1.01)	(2.28)	(0.57)	—
Total distributions declared to shareholders	$(1.84)	$(1.19)	$(2.47)	$(0.69)	$(0.07)
Net asset value, end of period (x)	$33.22	$27.30	$25.47	$28.68	$25.62
Total return (%) (r)(s)(t)(x)	29.70	12.03	(1.33)	14.84	15.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.57	1.57	1.56	1.59
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	(0.01)	0.29	0.54	0.33	0.36
Portfolio turnover	57	63	53	64	62
Net assets at end of period (000 omitted)	$15,538	$15,562	$18,064	$21,577	$21,193

Class C	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$26.85	$25.06	$28.27	$25.26	$22.03
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00)(w)	$0.07	$0.13	$0.09	$0.09
Net realized and unrealized gain (loss)	7.65	2.90	(0.88)	3.61	3.21
Total from investment operations	$7.65	$2.97	$(0.75)	$3.70	$3.30
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.17)	$(0.18)	$(0.12)	$(0.07)
From net realized gain	(1.81)	(1.01)	(2.28)	(0.57)	—
Total distributions declared to shareholders	$(1.85)	$(1.18)	$(2.46)	$(0.69)	$(0.07)
Net asset value, end of period (x)	$32.65	$26.85	$25.06	$28.27	$25.26
Total return (%) (r)(s)(t)(x)	29.76	12.02	(1.37)	14.86	15.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.57	1.57	1.56	1.59
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	(0.02)	0.29	0.54	0.33	0.36
Portfolio turnover	57	63	53	64	62
Net assets at end of period (000 omitted)	$45,369	$44,725	$53,788	$70,299	$74,489
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$28.96	$26.94	$30.23	$26.96	$23.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.35	$0.40	$0.38	$0.34
Net realized and unrealized gain (loss)	8.24	3.13	(0.94)	3.85	3.43
Total from investment operations	$8.57	$3.48	$(0.54)	$4.23	$3.77
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.45)	$(0.47)	$(0.39)	$(0.29)
From net realized gain	(1.81)	(1.01)	(2.28)	(0.57)	—
Total distributions declared to shareholders	$(2.15)	$(1.46)	$(2.75)	$(0.96)	$(0.29)
Net asset value, end of period (x)	$35.38	$28.96	$26.94	$30.23	$26.96
Total return (%) (r)(s)(t)(x)	31.03	13.15	(0.39)	16.00	16.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.57	0.57	0.56	0.59
Expenses after expense reductions (f)	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	0.99	1.29	1.52	1.34	1.34
Portfolio turnover	57	63	53	64	62
Net assets at end of period (000 omitted)	$533,711	$465,900	$392,729	$498,169	$640,745

Class R1	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$27.10	$25.18	$28.39	$25.38	$22.13
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00)(w)	$0.13	$0.13	$0.09	$0.09
Net realized and unrealized gain (loss)	7.71	2.80	(0.87)	3.62	3.23
Total from investment operations	$7.71	$2.93	$(0.74)	$3.71	$3.32
Less distributions declared to shareholders
From net investment income	$(0.08)	$—	$(0.19)	$(0.13)	$(0.07)
From net realized gain	(1.81)	(1.01)	(2.28)	(0.57)	—
Total distributions declared to shareholders	$(1.89)	$(1.01)	$(2.47)	$(0.70)	$(0.07)
Net asset value, end of period (x)	$32.92	$27.10	$25.18	$28.39	$25.38
Total return (%) (r)(s)(t)(x)	29.76	11.79	(1.33)	14.84	15.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.58	1.57	1.56	1.59
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	(0.01)	0.49	0.54	0.33	0.36
Portfolio turnover	57	63	53	64	62
Net assets at end of period (000 omitted)	$1,333	$1,084	$10,895	$13,185	$14,665
See Notes to Financial Statements
23

Financial Highlights – continued
Class R2	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$27.16	$25.32	$28.58	$25.58	$22.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.20	$0.26	$0.23	$0.20
Net realized and unrealized gain (loss)	7.70	2.94	(0.90)	3.65	3.25
Total from investment operations	$7.85	$3.14	$(0.64)	$3.88	$3.45
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.29)	$(0.34)	$(0.31)	$(0.18)
From net realized gain	(1.81)	(1.01)	(2.28)	(0.57)	—
Total distributions declared to shareholders	$(1.99)	$(1.30)	$(2.62)	$(0.88)	$(0.18)
Net asset value, end of period (x)	$33.02	$27.16	$25.32	$28.58	$25.58
Total return (%) (r)(s)(t)(x)	30.33	12.60	(0.87)	15.47	15.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.07	1.07	1.06	1.09
Expenses after expense reductions (f)	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	0.49	0.79	1.04	0.85	0.86
Portfolio turnover	57	63	53	64	62
Net assets at end of period (000 omitted)	$48,557	$45,533	$52,605	$73,655	$41,539

Class R3	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$28.40	$26.44	$29.69	$26.49	$23.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.28	$0.33	$0.31	$0.27
Net realized and unrealized gain (loss)	8.08	3.06	(0.92)	3.78	3.37
Total from investment operations	$8.32	$3.34	$(0.59)	$4.09	$3.64
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.37)	$(0.38)	$(0.32)	$(0.23)
From net realized gain	(1.81)	(1.01)	(2.28)	(0.57)	—
Total distributions declared to shareholders	$(2.06)	$(1.38)	$(2.66)	$(0.89)	$(0.23)
Net asset value, end of period (x)	$34.66	$28.40	$26.44	$29.69	$26.49
Total return (%) (r)(s)(t)(x)	30.71	12.84	(0.60)	15.73	15.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.82	0.82	0.81	0.84
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	0.73	1.05	1.28	1.11	1.11
Portfolio turnover	57	63	53	64	62
Net assets at end of period (000 omitted)	$50,589	$59,630	$77,311	$113,415	$110,105
See Notes to Financial Statements
24

Financial Highlights – continued
Class R4	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$28.65	$26.66	$29.96	$26.72	$23.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.35	$0.40	$0.38	$0.34
Net realized and unrealized gain (loss)	8.16	3.09	(0.95)	3.82	3.40
Total from investment operations	$8.48	$3.44	$(0.55)	$4.20	$3.74
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.44)	$(0.47)	$(0.39)	$(0.29)
From net realized gain	(1.81)	(1.01)	(2.28)	(0.57)	—
Total distributions declared to shareholders	$(2.14)	$(1.45)	$(2.75)	$(0.96)	$(0.29)
Net asset value, end of period (x)	$34.99	$28.65	$26.66	$29.96	$26.72
Total return (%) (r)(s)(t)(x)	31.06	13.15	(0.39)	16.02	16.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.57	0.57	0.56	0.59
Expenses after expense reductions (f)	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	0.99	1.28	1.54	1.34	1.36
Portfolio turnover	57	63	53	64	62
Net assets at end of period (000 omitted)	$12,391	$16,640	$23,253	$44,630	$43,741

Class R6	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$29.02	$26.99	$30.29	$27.01	$23.52
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.38	$0.43	$0.41	$0.37
Net realized and unrealized gain (loss)	8.24	3.14	(0.94)	3.86	3.43
Total from investment operations	$8.60	$3.52	$(0.51)	$4.27	$3.80
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.48)	$(0.51)	$(0.42)	$(0.31)
From net realized gain	(1.81)	(1.01)	(2.28)	(0.57)	—
Total distributions declared to shareholders	$(2.17)	$(1.49)	$(2.79)	$(0.99)	$(0.31)
Net asset value, end of period (x)	$35.45	$29.02	$26.99	$30.29	$27.01
Total return (%) (r)(s)(t)(x)	31.13	13.28	(0.25)	16.13	16.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.45	0.46	0.46	0.45	0.47
Expenses after expense reductions (f)	0.39	0.38	0.38	0.38	0.37
Net investment income (loss)	1.09	1.40	1.64	1.45	1.48
Portfolio turnover	57	63	53	64	62
Net assets at end of period (000 omitted)	$219,533	$180,306	$171,658	$220,856	$217,799

See Notes to Financial Statements
25

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
26

Notes to Financial Statements
(1) Business and Organization
MFS Blended Research Core Equity Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is
27

Notes to Financial Statements  - continued
subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,
28

Notes to Financial Statements  - continued
an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,139,572,350	$—	$—	$1,139,572,350
Mutual Funds	7,530,565	—	—	7,530,565
Total	$1,147,102,915	$—	$—	$1,147,102,915
For further information regarding security characteristics, see the Portfolio of Investments.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,
29

Notes to Financial Statements  - continued
the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
30

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 9/30/21	Year ended 9/30/20
Ordinary income (including any short-term capital gains)	$15,993,738	$15,000,065
Long-term capital gains	62,665,474	37,985,210
Total distributions	$78,659,212	$52,985,275
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 9/30/21
Cost of investments	$742,209,799
Gross appreciation	415,368,707
Gross depreciation	(10,475,591)
Net unrealized appreciation (depreciation)	$404,893,116
Undistributed ordinary income	52,795,416
Undistributed long-term capital gain	116,057,419
Total distributable earnings (loss)	$573,745,951
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 9/30/21	Year ended 9/30/20
Class A	$17,553,690	$12,817,477
Class B	996,778	814,307
Class C	2,922,697	2,398,722
Class I	35,171,904	20,386,319
Class R1	76,997	38,592
Class R2	3,238,481	2,543,907
Class R3	4,051,354	3,586,175
Class R4	1,141,622	1,220,643
Class R6	13,505,689	9,179,133
Total	$78,659,212	$52,985,275
31

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended September 30, 2021, this management fee reduction amounted to $140,457, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2021 was equivalent to an annual effective rate of 0.38% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.42%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2023. For the year ended September 30, 2021, this reduction amounted to $623,387, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $38,181 for the year ended September 30, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
32

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 700,599
Class B	0.75%	0.25%	1.00%	1.00%	161,475
Class C	0.75%	0.25%	1.00%	1.00%	462,599
Class R1	0.75%	0.25%	1.00%	1.00%	13,188
Class R2	0.25%	0.25%	0.50%	0.50%	251,712
Class R3	—	0.25%	0.25%	0.25%	139,782
Total Distribution and Service Fees					$1,729,355
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended September 30, 2021, this rebate amounted to $41, $4, and $252 for Class A, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2021, were as follows:
Amount
Class A	$246
Class B	6,669
Class C	2,988
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2021, the fee was $51,276, which equated to 0.0044% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,047,633.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
33

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2021 was equivalent to an annual effective rate of 0.0137% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $1,409,717.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2021, this reimbursement amounted to $42,429, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended September 30, 2021, purchases and sales of investments, other than short-term obligations, aggregated $653,822,622 and $889,816,983, respectively.
34

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 9/30/21		Year ended 9/30/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,334,413	$41,998,464	2,238,432	$58,983,041
Class B	1,267	36,804	3,228	82,724
Class C	47,122	1,426,388	90,975	2,289,837
Class I	5,839,587	197,867,677	6,141,708	164,189,947
Class R1	6,333	194,416	21,225	549,524
Class R2	268,137	8,346,913	275,108	6,747,505
Class R3	178,172	5,750,403	333,609	8,686,880
Class R4	144,170	4,761,994	186,515	5,083,262
Class R6	1,313,685	43,683,747	1,914,824	51,089,984
	9,132,886	$304,066,806	11,205,624	$297,702,704
Shares issued to shareholders in reinvestment of distributions
Class A	387,971	$11,309,359	309,961	$8,458,828
Class B	34,830	976,286	30,185	793,866
Class C	104,347	2,873,716	85,875	2,221,596
Class I	1,168,902	34,611,176	711,073	19,682,501
Class R1	2,773	76,997	1,478	38,592
Class R2	116,688	3,238,090	95,273	2,482,807
Class R3	139,365	4,051,354	131,845	3,586,175
Class R4	38,990	1,141,622	44,565	1,220,643
Class R6	436,470	12,941,348	318,821	8,834,521
	2,430,336	$71,219,948	1,729,076	$47,319,529
Shares reacquired
Class A	(3,885,679)	$(133,712,317)	(3,495,153)	$(93,312,736)
Class B	(138,475)	(4,229,837)	(172,619)	(4,355,004)
Class C	(427,144)	(12,690,948)	(657,436)	(16,471,108)
Class I	(8,010,040)	(263,017,758)	(5,342,608)	(144,282,284)
Class R1	(8,605)	(280,351)	(415,426)	(11,146,910)
Class R2	(591,227)	(18,452,028)	(771,321)	(19,731,805)
Class R3	(957,444)	(30,186,746)	(1,290,353)	(34,467,477)
Class R4	(409,706)	(13,639,703)	(522,412)	(14,288,488)
Class R6	(1,772,030)	(59,560,034)	(2,379,913)	(65,524,972)
	(16,200,350)	$(535,769,722)	(15,047,241)	$(403,580,784)
35

Notes to Financial Statements  - continued
	Year ended 9/30/21		Year ended 9/30/20
	Shares	Amount	Shares	Amount
Net change
Class A	(2,163,295)	$(80,404,494)	(946,760)	$(25,870,867)
Class B	(102,378)	(3,216,747)	(139,206)	(3,478,414)
Class C	(275,675)	(8,390,844)	(480,586)	(11,959,675)
Class I	(1,001,551)	(30,538,905)	1,510,173	39,590,164
Class R1	501	(8,938)	(392,723)	(10,558,794)
Class R2	(206,402)	(6,867,025)	(400,940)	(10,501,493)
Class R3	(639,907)	(20,384,989)	(824,899)	(22,194,422)
Class R4	(226,546)	(7,736,087)	(291,332)	(7,984,583)
Class R6	(21,875)	(2,934,939)	(146,268)	(5,600,467)
	(4,637,128)	$(160,482,968)	(2,112,541)	$(58,558,551)
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2025 Fund were each the owners of record of approximately 3%, 3%, 2%, 1%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2021, the fund’s commitment fee and interest expense were $4,615 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
36

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,529,266	$176,978,370	$173,977,071	$—	$—	$7,530,565

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$5,255	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust XI and the Shareholders of MFS Blended Research Core Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Core Equity Fund (the “Fund”), including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
38

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 12, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
39

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of November 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 58)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
41

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
42

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
43

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
44

Board Review of Investment Advisory Agreement
MFS Blended Research Core Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
45

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 3rd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information
46

Board Review of Investment Advisory Agreement - continued
provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds' complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund's shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees
47

Board Review of Investment Advisory Agreement - continued
also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
48

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
49

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $91,212,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 76.22% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
50

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
51

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
53

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
September 30, 2021
MFS®  Mid Cap Value Fund
MDV-ANN

MFS® Mid Cap Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, particularly on the short end of the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though Fed policymakers expect the price hikes will prove transitory.
Since midyear, global economic growth has moderated, with the spread of the Delta variant of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China's property development sector has also contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
November 12, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure
Top ten holdings
Johnson Controls International PLC	1.3%
Life Storage, Inc., REIT	1.3%
Hartford Financial Services Group, Inc.	1.3%
Arthur J. Gallagher & Co.	1.3%
Zebra Technologies Corp., “A”	1.2%
Eaton Corp. PLC	1.2%
LKQ Corp.	1.2%
KBR, Inc.	1.2%
Eastman Chemical Co.	1.1%
L3Harris Technologies, Inc.	1.1%
GICS equity sectors (g)
Financials	21.3%
Industrials	16.9%
Consumer Discretionary	9.3%
Materials	8.4%
Information Technology	8.2%
Health Care	7.9%
Utilities	7.4%
Real Estate	7.0%
Energy	5.2%
Consumer Staples	4.9%
Communication Services	2.0%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of September 30, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended September 30, 2021, Class A shares of the MFS Mid Cap Value Fund (fund) provided a total return of 41.55%, at net asset value. This compares with a return of 42.40% for the fund’s benchmark, the Russell Midcap® Value Index.
Market Environment
Over the past year, the global economy has been buffeted by an array of crosscurrents as it adjusts to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative ones included the rapid spread of the Delta variant, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth has slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipate a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, a number of central banks in emerging markets have already tightened policy and the US Federal Reserve has indicated it will likely reduce the pace of its asset purchases before the end of 2021. The European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain easy policies. Sovereign bond yields moved higher late in the period amid higher inflation, signs of a crest in the Delta variant wave and on expectations of a tighter Fed.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education has increased market volatility as has stress in China's highly-leveraged property development sector. Trade relations between the United States and China remain quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continue to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Stock selection within the materials sector detracted from the fund's performance relative to the Russell Midcap® Value Index. Within this sector, not owning shares of mining company Freeport-McMoRan held back relative results. The company's stock price rose over the reporting period on the back of stronger-than-expected earnings results that benefited from higher production volumes and tight expense controls.
Elsewhere, the fund's holdings of electronic payment services company Global Payments(b), and not owning shares of global auto maker Ford Motor Company and independent petroleum products company Marathon Petroleum, weakened relative returns. Although Global Payments posted strong revenue figures, particularly within its Merchant Solutions and Business & Consumer Solutions segments, its share price declined due to higher expenses that led to lower-than-expected operating margins. The fund's overweight positions in energy products and services supplier Pinnacle West Capital, utility company PG&E, electric and gas utility company CMS Energy, residential

Management Review - continued
home building company Toll Brothers and home improvement products maker Masco also weighed on relative performance. The share price of Pinnacle West Capital fell as regulatory developments negatively impacted the company's ability to properly execute on its investments. The new regulatory environment also pressured the company's earnings and dividend growth outlook.
The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Contributors to Performance
An overweight position in the financials sector benefited the fund's relative performance, led by its overweight positions in banking service providers Signature Bank and SVB Financial Group, insurance company Hartford Financial Services Group and education loans provider SLM. The share price of Signature Bank advanced as the company reported financial results that exceeded consensus estimates, driven by higher fee income, lower operating expenses and a lower provision for loan losses. Improving economic conditions helped by positive vaccine news also supported share price growth.
Security selection in both the industrials and information technology sectors also benefited relative returns. Within the industrials sector, the fund's overweight position in specialty contracting services provider Quanta Services, and its holdings of engineering, procurement, and construction company KBR(b), supported relative results. The share price of Quanta Services jumped sharply after the company announced its acquisition of renewable energy contractor Blattner Holding Company in a majority cash deal, which appeared to have been very well received by investors. Within the information technology sector, an overweight position in automatic identification and data capture products manufacturer Zebra Technologies also helped relative performance. The share price of Zebra Technologies rose as the company reported revenue growth ahead of market estimates, primarily attributed to record demand levels from large-sized strategic customers as trends related to digitization and automation accelerated.
Stocks in other sectors that strengthened relative returns included the fund's overweight positions in food and drug retail stores operator Albertsons Companies and oil and natural gas exploration and development firm Diamondback Energy. Additionally, not owning shares of power & natural gas distributor Xcel Energy further supported relative returns.

Management Review - continued
Respectfully,
Portfolio Manager(s)
Richard Offen, Kevin Schmitz, and Brooks Taylor
Note to Shareholders: Effective June 30, 2021, Richard Offen was added as a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 9/30/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 9/30/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/31/01	41.55%	11.02%	13.71%	N/A
B	11/01/01	40.52%	10.20%	12.86%	N/A
C	11/01/01	40.55%	10.20%	12.86%	N/A
I	11/01/01	41.90%	11.29%	14.00%	N/A
R1	4/01/05	40.53%	10.19%	12.86%	N/A
R2	10/31/03	41.24%	10.75%	13.43%	N/A
R3	4/01/05	41.55%	11.02%	13.71%	N/A
R4	4/01/05	41.92%	11.30%	14.00%	N/A
R6	2/01/13	42.14%	11.45%	N/A	11.85%
529A	7/31/02	41.53%	10.99%	13.68%	N/A
529B	7/31/02	41.45%	10.53%	13.01%	N/A
529C	7/31/02	40.44%	10.14%	12.81%	N/A
Comparative benchmark(s)

Russell Midcap® Value Index (f)	42.40%	10.59%	13.93%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	33.41%	9.71%	13.04%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	36.52%	9.93%	12.86%	N/A
C With CDSC (1% for 12 months) (v)	39.55%	10.20%	12.86%	N/A
529A With Initial Sales Charge (5.75%)	33.39%	9.68%	13.01%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)	37.45%	10.26%	13.01%	N/A
529C With CDSC (1% for 12 months) (v)	39.44%	10.14%	12.81%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary  - continued
Benchmark Definition(s)
Russell Midcap® Value Index(h) - constructed to provide a comprehensive barometer for value securities n the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
April 1, 2021 through September 30, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2021 through September 30, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/21	Ending Account Value 9/30/21	Expenses Paid During Period (p) 4/01/21-9/30/21
A	Actual	0.99%	$1,000.00	$1,045.60	$5.08
	Hypothetical (h)	0.99%	$1,000.00	$1,020.10	$5.01
B	Actual	1.74%	$1,000.00	$1,041.82	$8.91
	Hypothetical (h)	1.74%	$1,000.00	$1,016.34	$8.80
C	Actual	1.74%	$1,000.00	$1,042.07	$8.91
	Hypothetical (h)	1.74%	$1,000.00	$1,016.34	$8.80
I	Actual	0.74%	$1,000.00	$1,046.74	$3.80
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
R1	Actual	1.74%	$1,000.00	$1,041.78	$8.91
	Hypothetical (h)	1.74%	$1,000.00	$1,016.34	$8.80
R2	Actual	1.24%	$1,000.00	$1,044.60	$6.36
	Hypothetical (h)	1.24%	$1,000.00	$1,018.85	$6.28
R3	Actual	0.99%	$1,000.00	$1,045.79	$5.08
	Hypothetical (h)	0.99%	$1,000.00	$1,020.10	$5.01
R4	Actual	0.74%	$1,000.00	$1,047.08	$3.80
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
R6	Actual	0.62%	$1,000.00	$1,047.68	$3.18
	Hypothetical (h)	0.62%	$1,000.00	$1,021.96	$3.14
529A	Actual	1.03%	$1,000.00	$1,045.34	$5.28
	Hypothetical (h)	1.03%	$1,000.00	$1,019.90	$5.22
529B	Actual	1.04%	$1,000.00	$1,045.16	$5.33
	Hypothetical (h)	1.04%	$1,000.00	$1,019.85	$5.27
529C	Actual	1.79%	$1,000.00	$1,041.70	$9.16
	Hypothetical (h)	1.79%	$1,000.00	$1,016.09	$9.05
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
For the period from April 1, 2021 through September 30, 2021, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.79%, $9.18, and $9.05 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.

Expense Table - continued
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Portfolio of Investments
9/30/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.5%
Aerospace & Defense – 3.4%
Howmet Aerospace, Inc.	2,221,003	$ 69,295,294
KBR, Inc.	4,338,414	170,933,512
L3Harris Technologies, Inc.	706,526	155,605,286
Leidos Holdings, Inc.	1,067,516	102,620,313
		$498,454,405
Airlines – 0.8%
Alaska Air Group, Inc. (a)	1,204,003	$ 70,554,576
Delta Air Lines, Inc. (a)	1,082,009	46,104,403
		$116,658,979
Apparel Manufacturers – 1.0%
PVH Corp. (a)	669,658	$ 68,834,146
Skechers USA, Inc., “A” (a)	1,942,578	81,821,385
		$150,655,531
Automotive – 2.1%
Lear Corp.	825,913	$ 129,238,866
LKQ Corp. (a)	3,445,653	173,385,259
		$302,624,125
Broadcasting – 0.4%
Discovery Communications, Inc., “C” (a)	2,663,554	$ 64,644,456
Brokerage & Asset Managers – 2.7%
Apollo Global Management, Inc.	1,871,047	$ 115,237,785
Cboe Global Markets, Inc.	748,869	92,754,914
Invesco Ltd.	2,429,834	58,583,298
Raymond James Financial, Inc.	1,481,577	136,719,925
		$403,295,922
Business Services – 1.5%
Amdocs Ltd.	1,647,609	$ 124,740,477
Global Payments, Inc.	616,167	97,095,596
		$221,836,073
Cable TV – 0.2%
Altice USA, Inc., “A” (a)	1,497,200	$ 31,021,984

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 2.2%
Celanese Corp.	764,970	$ 115,235,081
Eastman Chemical Co.	1,549,172	156,063,587
FMC Corp.	521,725	47,769,141
		$319,067,809
Computer Software – 0.3%
McAfee Corp.	2,140,058	$ 47,316,682
Computer Software - Systems – 1.6%
Verint Systems, Inc. (a)	1,069,182	$ 47,888,662
Zebra Technologies Corp., “A” (a)	350,815	180,817,067
		$228,705,729
Construction – 5.3%
Armstrong World Industries, Inc.	599,706	$ 57,253,932
Fortune Brands Home & Security, Inc.	1,050,595	93,944,205
Masco Corp.	1,953,836	108,535,590
Mid-America Apartment Communities, Inc., REIT	811,986	151,638,386
Stanley Black & Decker, Inc.	836,614	146,666,800
Toll Brothers, Inc.	2,602,928	143,915,889
Vulcan Materials Co.	520,107	87,981,300
		$789,936,102
Consumer Products – 1.2%
Energizer Holdings, Inc.	1,529,183	$ 59,714,596
Newell Brands, Inc.	3,260,968	72,197,832
Reynolds Consumer Products, Inc.	1,868,332	51,080,197
		$182,992,625
Consumer Services – 0.5%
Grand Canyon Education, Inc. (a)	901,161	$ 79,266,122
Containers – 3.4%
Berry Global, Inc. (a)	1,785,563	$ 108,705,075
Crown Holdings, Inc.	831,574	83,806,028
Graphic Packaging Holding Co.	5,603,417	106,689,060
Owens Corning	1,084,525	92,726,887
WestRock Co.	2,133,508	106,312,704
		$498,239,754
Electrical Equipment – 2.6%
Johnson Controls International PLC	2,854,093	$ 194,306,652
Sensata Technologies Holding PLC (a)	1,758,735	96,237,979
TE Connectivity Ltd.	689,573	94,623,207
		$385,167,838

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 3.3%
Corning, Inc.	2,831,967	$ 103,338,476
Marvell Technology, Inc.	2,480,319	149,588,039
NXP Semiconductors N.V.	681,447	133,475,024
ON Semiconductor Corp. (a)	2,184,200	99,970,834
		$486,372,373
Energy - Independent – 3.8%
Cabot Oil & Gas Corp.	3,049,616	$ 66,359,644
Devon Energy Corp.	2,991,574	106,230,793
Diamondback Energy, Inc.	1,032,106	97,709,475
Hess Corp.	1,252,498	97,832,619
Pioneer Natural Resources Co.	723,103	120,403,881
Valero Energy Corp.	947,185	66,842,845
		$555,379,257
Engineering - Construction – 0.8%
Quanta Services, Inc.	999,800	$ 113,797,236
Food & Beverages – 2.9%
Archer Daniels Midland Co.	1,390,898	$ 83,467,789
Coca-Cola Europacific Partners PLC	1,651,779	91,326,861
Ingredion, Inc.	764,473	68,045,742
J.M. Smucker Co.	666,385	79,986,191
Kellogg Co.	1,549,030	99,013,998
		$421,840,581
Food & Drug Stores – 1.0%
Albertsons Cos., Inc., “A”	3,403,698	$ 105,957,119
Kroger Co.	1,116,705	45,148,383
		$151,105,502
Gaming & Lodging – 0.5%
Wyndham Hotels & Resorts, Inc.	987,608	$ 76,233,462
General Merchandise – 0.6%
Dollar Tree, Inc. (a)	989,621	$ 94,726,522
Insurance – 8.8%
American International Group, Inc.	1,726,705	$ 94,778,837
Arthur J. Gallagher & Co.	1,268,728	188,596,417
Assurant, Inc.	816,451	128,795,145
Athene Holding Ltd. (a)	1,757,808	121,060,237
Cincinnati Financial Corp.	717,321	81,932,405
Equitable Holdings, Inc.	4,373,431	129,628,495
Everest Re Group Ltd.	462,295	115,934,340

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
Hanover Insurance Group, Inc.	525,444	$ 68,108,051
Hartford Financial Services Group, Inc.	2,705,282	190,046,061
Reinsurance Group of America, Inc.	713,412	79,374,219
Willis Towers Watson PLC	455,326	105,845,082
		$1,304,099,289
Leisure & Toys – 2.0%
Brunswick Corp.	994,899	$ 94,784,028
Electronic Arts, Inc.	625,245	88,941,101
Mattel, Inc. (a)	3,561,057	66,093,218
Polaris, Inc.	387,394	46,355,566
		$296,173,913
Machinery & Tools – 4.8%
Eaton Corp. PLC	1,191,328	$ 177,877,184
Ingersoll Rand, Inc. (a)	2,164,273	109,101,002
ITT, Inc.	935,310	80,287,010
PACCAR, Inc.	1,505,344	118,801,748
Regal Beloit Corp.	824,132	123,900,005
Wabtec Corp.	1,105,838	95,334,294
		$705,301,243
Major Banks – 2.0%
Comerica, Inc.	1,217,456	$ 98,005,208
KeyCorp	5,463,509	118,121,065
State Street Corp.	1,016,873	86,149,480
		$302,275,753
Medical & Health Technology & Services – 4.5%
AmerisourceBergen Corp.	780,565	$ 93,238,489
ICON PLC (a)	434,859	113,941,755
Laboratory Corp. of America Holdings (a)	420,779	118,424,042
Medical Properties Trust, Inc., REIT	1,287,069	25,831,475
Premier, Inc., “A”	1,228,167	47,603,753
Quest Diagnostics, Inc.	728,115	105,802,391
Syneos Health, Inc. (a)	477,186	41,744,231
Universal Health Services, Inc.	833,549	115,338,175
		$661,924,311
Medical Equipment – 2.9%
Dentsply Sirona, Inc.	1,602,966	$ 93,052,176
Hologic, Inc. (a)	945,673	69,800,124
PerkinElmer, Inc.	754,910	130,818,354

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – continued
Zimmer Biomet Holdings, Inc.	888,539	$ 130,046,568
		$423,717,222
Natural Gas - Distribution – 0.3%
Atmos Energy Corp.	514,455	$ 45,374,931
Natural Gas - Pipeline – 1.1%
Equitrans Midstream Corp.	2,016,692	$ 20,449,257
Plains GP Holdings LP	6,503,781	70,078,240
Targa Resources Corp.	1,492,637	73,452,667
		$163,980,164
Network & Telecom – 0.9%
Motorola Solutions, Inc.	587,324	$ 136,447,112
Oil Services – 0.3%
Halliburton Co.	2,326,802	$ 50,305,459
Other Banks & Diversified Financials – 7.5%
Discover Financial Services	1,046,722	$ 128,589,798
East West Bancorp, Inc.	1,035,004	80,254,210
Element Fleet Management Corp.	6,038,603	60,929,533
Northern Trust Corp.	1,007,734	108,643,802
Prosperity Bancshares, Inc.	1,118,837	79,582,876
Signature Bank	410,175	111,682,449
SLM Corp.	7,100,767	124,973,499
SVB Financial Group (a)	193,023	124,862,718
Umpqua Holdings Corp.	3,949,768	79,982,802
Wintrust Financial Corp.	827,207	66,482,627
Zions Bancorp NA	2,183,853	135,158,662
		$1,101,142,976
Pharmaceuticals – 0.8%
Organon & Co.	2,044,013	$ 67,023,186
Viatris, Inc.	3,451,322	46,765,413
		$113,788,599
Pollution Control – 0.8%
Republic Services, Inc.	1,028,065	$ 123,429,484
Real Estate – 6.0%
Annaly Mortgage Management, Inc., REIT	3,691,479	$ 31,082,253
Boston Properties, Inc., REIT	426,228	46,181,804
Brixmor Property Group, Inc., REIT	4,037,829	89,276,399
Host Hotels & Resorts, Inc., REIT (a)	4,814,762	78,625,063
Life Storage, Inc., REIT	1,665,432	191,091,668

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
Spirit Realty Capital, Inc., REIT	1,248,527	$ 57,482,183
STAG Industrial, Inc., REIT	1,233,477	48,413,972
Sun Communities, Inc., REIT	738,470	136,690,797
VICI Properties, Inc., REIT	4,130,206	117,339,153
W.P. Carey, Inc., REIT	1,232,625	90,030,930
		$886,214,222
Restaurants – 1.5%
Aramark	2,199,789	$ 72,285,066
Performance Food Group Co. (a)	744,560	34,592,258
Wendy's Co.	5,249,568	113,810,634
		$220,687,958
Specialty Chemicals – 3.4%
Ashland Global Holdings, Inc.	1,047,411	$ 93,345,268
Axalta Coating Systems Ltd. (a)	3,937,442	114,933,932
Corteva, Inc.	2,658,538	111,871,279
DuPont de Nemours, Inc.	1,533,388	104,255,050
Univar Solutions, Inc. (a)	3,093,202	73,680,072
		$498,085,601
Specialty Stores – 0.4%
Urban Outfitters, Inc. (a)	2,013,704	$ 59,786,872
Telecommunications - Wireless – 0.8%
Liberty Broadband Corp. (a)	676,507	$ 116,832,759
Trucking – 0.5%
Knight-Swift Transportation Holdings, Inc.	1,487,480	$ 76,084,602
Utilities - Electric Power – 7.1%
AES Corp.	4,638,213	$ 105,890,403
Ameren Corp.	1,112,692	90,128,052
CenterPoint Energy, Inc.	3,984,326	98,014,420
CMS Energy Corp.	1,897,266	113,323,698
Edison International	1,224,871	67,943,594
Eversource Energy	1,396,981	114,217,167
PG&E Corp. (a)	12,592,990	120,892,704
Pinnacle West Capital Corp.	1,448,040	104,780,174
Public Service Enterprise Group, Inc.	2,167,356	131,991,980
Sempra Energy	769,222	97,306,583
		$1,044,488,775
Total Common Stocks (Identified Cost, $10,358,347,064)		$14,549,480,314

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $234,357,225)	234,363,157	$ 234,363,157

Other Assets, Less Liabilities – (0.1)%		(8,225,303)
Net Assets – 100.0%		$14,775,618,168

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $234,363,157 and $14,549,480,314, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 9/30/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $10,358,347,064)	$14,549,480,314
Investments in affiliated issuers, at value (identified cost, $234,357,225)	234,363,157
Receivables for
Investments sold	22,924,563
Fund shares sold	16,498,937
Dividends	19,935,321
Other assets	3,452
Total assets	$14,843,205,744
Liabilities
Payables for
Investments purchased	$52,311,729
Fund shares reacquired	12,125,873
Payable to affiliates
Investment adviser	492,021
Administrative services fee	3,089
Shareholder servicing costs	2,082,674
Distribution and service fees	40,507
Program manager fees	33
Payable for independent Trustees' compensation	14,476
Accrued expenses and other liabilities	517,174
Total liabilities	$67,587,576
Net assets	$14,775,618,168
Net assets consist of
Paid-in capital	$9,847,697,992
Total distributable earnings (loss)	4,927,920,176
Net assets	$14,775,618,168
Shares of beneficial interest outstanding	477,183,874

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,616,314,861	53,391,247	$30.27
Class B	11,291,351	397,617	28.40
Class C	108,115,808	3,828,867	28.24
Class I	3,056,701,087	98,179,242	31.13
Class R1	13,788,622	498,075	27.68
Class R2	83,471,929	2,829,037	29.51
Class R3	606,828,380	20,125,210	30.15
Class R4	607,640,584	19,944,174	30.47
Class R6	8,659,522,232	277,584,798	31.20
Class 529A	10,471,027	352,040	29.74
Class 529B	122,975	4,465	27.54
Class 529C	1,349,312	49,102	27.48

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $32.12 [100 / 94.25 x $30.27] and $31.55 [100 / 94.25 x $29.74], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 9/30/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$231,665,395
Income on securities loaned	1,438,452
Other	651,181
Dividends from affiliated issuers	100,436
Foreign taxes withheld	(386,962)
Total investment income	$233,468,502
Expenses
Management fee	$81,994,268
Distribution and service fees	6,932,231
Shareholder servicing costs	7,568,306
Program manager fees	5,403
Administrative services fee	552,426
Independent Trustees' compensation	101,577
Custodian fee	176,974
Shareholder communications	644,475
Audit and tax fees	40,827
Legal fees	74,877
Miscellaneous	624,714
Total expenses	$98,716,078
Reduction of expenses by investment adviser and distributor	(1,592,346)
Net expenses	$97,123,732
Net investment income (loss)	$136,344,770
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$744,732,426
Affiliated issuers	11,029
Foreign currency	(1,987)
Net realized gain (loss)	$744,741,468
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$3,263,340,120
Affiliated issuers	(11,029)
Translation of assets and liabilities in foreign currencies	(1,223)
Net unrealized gain (loss)	$3,263,327,868
Net realized and unrealized gain (loss)	$4,008,069,336
Change in net assets from operations	$4,144,414,106
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	9/30/21	9/30/20
Change in net assets
From operations
Net investment income (loss)	$136,344,770	$122,388,916
Net realized gain (loss)	744,741,468	(62,147,958)
Net unrealized gain (loss)	3,263,327,868	(596,865,068)
Change in net assets from operations	$4,144,414,106	$(536,624,110)
Total distributions to shareholders	$(120,000,131)	$(221,128,275)
Change in net assets from fund share transactions	$884,549,817	$1,547,618,360
Total change in net assets	$4,908,963,792	$789,865,975
Net assets
At beginning of period	9,866,654,376	9,076,788,401
At end of period	$14,775,618,168	$9,866,654,376
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$21.56	$23.63	$24.10	$22.99	$20.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.23	$0.24	$0.18	$0.13(c)
Net realized and unrealized gain (loss)	8.70	(1.79)	0.53	1.71	2.62
Total from investment operations	$8.91	$(1.56)	$0.77	$1.89	$2.75
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.23)	$(0.19)	$(0.10)	$(0.24)
From net realized gain	—	(0.28)	(1.05)	(0.68)	(0.01)
Total distributions declared to shareholders	$(0.20)	$(0.51)	$(1.24)	$(0.78)	$(0.25)
Net asset value, end of period (x)	$30.27	$21.56	$23.63	$24.10	$22.99
Total return (%) (r)(s)(t)(x)	41.55	(6.87)	3.98	8.37	13.51(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.07	1.08	1.08	1.12(c)
Expenses after expense reductions (f)	1.01	1.06	1.06	1.07	1.10(c)
Net investment income (loss)	0.75	1.04	1.05	0.78	0.60(c)
Portfolio turnover	19	19	27	26	29
Net assets at end of period (000 omitted)	$1,616,315	$1,141,479	$1,199,095	$1,131,758	$1,103,067
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$20.22	$22.18	$22.67	$21.73	$19.38
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.06	$0.06	$0.00(w)	$(0.03)(c)
Net realized and unrealized gain (loss)	8.20	(1.69)	0.50	1.62	2.48
Total from investment operations	$8.19	$(1.63)	$0.56	$1.62	$2.45
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.05)	$(0.00)(w)	$—	$(0.09)
From net realized gain	—	(0.28)	(1.05)	(0.68)	(0.01)
Total distributions declared to shareholders	$(0.01)	$(0.33)	$(1.05)	$(0.68)	$(0.10)
Net asset value, end of period (x)	$28.40	$20.22	$22.18	$22.67	$21.73
Total return (%) (r)(s)(t)(x)	40.52	(7.55)	3.17	7.59	12.69(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.81	1.83	1.83	1.87(c)
Expenses after expense reductions (f)	1.76	1.80	1.81	1.82	1.85(c)
Net investment income (loss)	(0.04)	0.28	0.30	0.02	(0.15)(c)
Portfolio turnover	19	19	27	26	29
Net assets at end of period (000 omitted)	$11,291	$10,677	$16,670	$19,816	$22,267

Class C	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$20.12	$22.09	$22.57	$21.65	$19.33
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00)(w)	$0.06	$0.06	$0.00(w)	$(0.03)(c)
Net realized and unrealized gain (loss)	8.15	(1.69)	0.51	1.60	2.48
Total from investment operations	$8.15	$(1.63)	$0.57	$1.60	$2.45
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.06)	$—	$—	$(0.12)
From net realized gain	—	(0.28)	(1.05)	(0.68)	(0.01)
Total distributions declared to shareholders	$(0.03)	$(0.34)	$(1.05)	$(0.68)	$(0.13)
Net asset value, end of period (x)	$28.24	$20.12	$22.09	$22.57	$21.65
Total return (%) (r)(s)(t)(x)	40.55	(7.58)	3.22	7.53	12.72(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.81	1.83	1.83	1.87(c)
Expenses after expense reductions (f)	1.76	1.80	1.82	1.82	1.85(c)
Net investment income (loss)	(0.02)	0.28	0.30	0.01	(0.15)(c)
Portfolio turnover	19	19	27	26	29
Net assets at end of period (000 omitted)	$108,116	$87,086	$119,427	$133,345	$157,336
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$22.16	$24.27	$24.72	$23.56	$20.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.29	$0.30	$0.25	$0.19(c)
Net realized and unrealized gain (loss)	8.93	(1.84)	0.54	1.75	2.68
Total from investment operations	$9.23	$(1.55)	$0.84	$2.00	$2.87
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.28)	$(0.24)	$(0.16)	$(0.29)
From net realized gain	—	(0.28)	(1.05)	(0.68)	(0.01)
Total distributions declared to shareholders	$(0.26)	$(0.56)	$(1.29)	$(0.84)	$(0.30)
Net asset value, end of period (x)	$31.13	$22.16	$24.27	$24.72	$23.56
Total return (%) (r)(s)(t)(x)	41.90	(6.64)	4.24	8.66	13.79(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.82	0.83	0.83	0.87(c)
Expenses after expense reductions (f)	0.76	0.81	0.82	0.82	0.85(c)
Net investment income (loss)	1.03	1.28	1.31	1.04	0.85(c)
Portfolio turnover	19	19	27	26	29
Net assets at end of period (000 omitted)	$3,056,701	$1,651,249	$1,772,356	$1,389,171	$1,077,307
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$19.74	$21.69	$22.22	$21.31	$19.04
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00)(w)	$0.06	$0.06	$0.01	$(0.03)(c)
Net realized and unrealized gain (loss)	7.98	(1.66)	0.49	1.58	2.42
Total from investment operations	$7.98	$(1.60)	$0.55	$1.59	$2.39
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.07)	$(0.03)	$—	$(0.11)
From net realized gain	—	(0.28)	(1.05)	(0.68)	(0.01)
Total distributions declared to shareholders	$(0.04)	$(0.35)	$(1.08)	$(0.68)	$(0.12)
Net asset value, end of period (x)	$27.68	$19.74	$21.69	$22.22	$21.31
Total return (%) (r)(s)(t)(x)	40.46	(7.56)	3.20	7.60	12.64(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.82	1.83	1.83	1.87(c)
Expenses after expense reductions (f)	1.76	1.80	1.82	1.82	1.85(c)
Net investment income (loss)	(0.00)(w)	0.28	0.30	0.03	(0.14)(c)
Portfolio turnover	19	19	27	26	29
Net assets at end of period (000 omitted)	$13,789	$10,476	$13,348	$13,538	$13,470

Class R2	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$21.01	$23.04	$23.49	$22.42	$20.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.17	$0.17	$0.11	$0.08(c)
Net realized and unrealized gain (loss)	8.51	(1.75)	0.52	1.67	2.55
Total from investment operations	$8.64	$(1.58)	$0.69	$1.78	$2.63
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.17)	$(0.09)	$(0.03)	$(0.20)
From net realized gain	—	(0.28)	(1.05)	(0.68)	(0.01)
Total distributions declared to shareholders	$(0.14)	$(0.45)	$(1.14)	$(0.71)	$(0.21)
Net asset value, end of period (x)	$29.51	$21.01	$23.04	$23.49	$22.42
Total return (%) (r)(s)(t)(x)	41.24	(7.08)	3.70	8.11	13.23(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.32	1.33	1.33	1.37(c)
Expenses after expense reductions (f)	1.26	1.30	1.31	1.32	1.35(c)
Net investment income (loss)	0.48	0.78	0.80	0.50	0.36(c)
Portfolio turnover	19	19	27	26	29
Net assets at end of period (000 omitted)	$83,472	$66,086	$82,671	$97,398	$138,364
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$21.48	$23.54	$24.01	$22.91	$20.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.23	$0.23	$0.18	$0.13(c)
Net realized and unrealized gain (loss)	8.67	(1.78)	0.53	1.70	2.61
Total from investment operations	$8.88	$(1.55)	$0.76	$1.88	$2.74
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.23)	$(0.18)	$(0.10)	$(0.24)
From net realized gain	—	(0.28)	(1.05)	(0.68)	(0.01)
Total distributions declared to shareholders	$(0.21)	$(0.51)	$(1.23)	$(0.78)	$(0.25)
Net asset value, end of period (x)	$30.15	$21.48	$23.54	$24.01	$22.91
Total return (%) (r)(s)(t)(x)	41.55	(6.85)	3.95	8.37	13.52(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.07	1.08	1.08	1.12(c)
Expenses after expense reductions (f)	1.01	1.06	1.07	1.07	1.10(c)
Net investment income (loss)	0.75	1.04	1.05	0.77	0.61(c)
Portfolio turnover	19	19	27	26	29
Net assets at end of period (000 omitted)	$606,828	$405,406	$405,908	$401,520	$404,189

Class R4	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$21.69	$23.77	$24.24	$23.11	$20.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.28	$0.29	$0.24	$0.19(c)
Net realized and unrealized gain (loss)	8.76	(1.79)	0.53	1.72	2.63
Total from investment operations	$9.04	$(1.51)	$0.82	$1.96	$2.82
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.29)	$(0.24)	$(0.15)	$(0.29)
From net realized gain	—	(0.28)	(1.05)	(0.68)	(0.01)
Total distributions declared to shareholders	$(0.26)	$(0.57)	$(1.29)	$(0.83)	$(0.30)
Net asset value, end of period (x)	$30.47	$21.69	$23.77	$24.24	$23.11
Total return (%) (r)(s)(t)(x)	41.92	(6.64)	4.23	8.69	13.80(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.82	0.83	0.83	0.87(c)
Expenses after expense reductions (f)	0.76	0.81	0.82	0.82	0.85(c)
Net investment income (loss)	1.00	1.29	1.29	1.02	0.85(c)
Portfolio turnover	19	19	27	26	29
Net assets at end of period (000 omitted)	$607,641	$437,597	$373,705	$428,566	$519,736
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$22.20	$24.31	$24.76	$23.60	$21.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.32	$0.33	$0.28	$0.23(c)
Net realized and unrealized gain (loss)	8.96	(1.84)	0.54	1.75	2.67
Total from investment operations	$9.29	$(1.52)	$0.87	$2.03	$2.90
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.31)	$(0.27)	$(0.19)	$(0.31)
From net realized gain	—	(0.28)	(1.05)	(0.68)	(0.01)
Total distributions declared to shareholders	$(0.29)	$(0.59)	$(1.32)	$(0.87)	$(0.32)
Net asset value, end of period (x)	$31.20	$22.20	$24.31	$24.76	$23.60
Total return (%) (r)(s)(t)(x)	42.14	(6.52)	4.39	8.80	13.95(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.68	0.68	0.69	0.72(c)
Expenses after expense reductions (f)	0.63	0.66	0.68	0.68	0.70(c)
Net investment income (loss)	1.13	1.44	1.45	1.18	1.01(c)
Portfolio turnover	19	19	27	26	29
Net assets at end of period (000 omitted)	$8,659,522	$6,048,320	$5,084,448	$4,127,556	$3,354,746
See Notes to Financial Statements

Financial Highlights – continued
Class 529A	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$21.18	$23.22	$23.70	$22.63	$20.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.21	$0.22	$0.17	$0.12(c)
Net realized and unrealized gain (loss)	8.56	(1.75)	0.53	1.68	2.58
Total from investment operations	$8.76	$(1.54)	$0.75	$1.85	$2.70
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.22)	$(0.18)	$(0.10)	$(0.23)
From net realized gain	—	(0.28)	(1.05)	(0.68)	(0.01)
Total distributions declared to shareholders	$(0.20)	$(0.50)	$(1.23)	$(0.78)	$(0.24)
Net asset value, end of period (x)	$29.74	$21.18	$23.22	$23.70	$22.63
Total return (%) (r)(s)(t)(x)	41.53	(6.90)	3.95	8.33	13.50(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.12	1.13	1.14	1.22(c)
Expenses after expense reductions (f)	1.05	1.10	1.10	1.11	1.14(c)
Net investment income (loss)	0.72	1.00	1.01	0.74	0.57(c)
Portfolio turnover	19	19	27	26	29
Net assets at end of period (000 omitted)	$10,471	$6,697	$7,165	$6,899	$6,637

Class 529B	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$19.64	$21.47	$21.96	$21.09	$18.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.20	$0.10	$(0.01)	$(0.04)(c)
Net realized and unrealized gain (loss)	7.93	(1.63)	0.48	1.56	2.41
Total from investment operations	$8.10	$(1.43)	$0.58	$1.55	$2.37
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.12)	$(0.02)	$—	$(0.06)
From net realized gain	—	(0.28)	(1.05)	(0.68)	(0.01)
Total distributions declared to shareholders	$(0.20)	$(0.40)	$(1.07)	$(0.68)	$(0.07)
Net asset value, end of period (x)	$27.54	$19.64	$21.47	$21.96	$21.09
Total return (%) (r)(s)(t)(x)	41.45	(6.87)	3.40	7.49	12.67(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.11	1.65	1.89	1.97(c)
Expenses after expense reductions (f)	1.06	1.09	1.63	1.87	1.90(c)
Net investment income (loss)	0.66	0.99	0.47	(0.03)	(0.20)(c)
Portfolio turnover	19	19	27	26	29
Net assets at end of period (000 omitted)	$123	$116	$165	$207	$251
See Notes to Financial Statements

Financial Highlights – continued
Class 529C	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$19.60	$21.52	$22.04	$21.16	$18.89
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$0.05	$0.05	$(0.01)	$(0.04)(c)
Net realized and unrealized gain (loss)	7.95	(1.64)	0.48	1.57	2.41
Total from investment operations	$7.92	$(1.59)	$0.53	$1.56	$2.37
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.05)	$—	$—	$(0.09)
From net realized gain	—	(0.28)	(1.05)	(0.68)	(0.01)
Total distributions declared to shareholders	$(0.04)	$(0.33)	$(1.05)	$(0.68)	$(0.10)
Net asset value, end of period (x)	$27.48	$19.60	$21.52	$22.04	$21.16
Total return (%) (r)(s)(t)(x)	40.44	(7.59)	3.11	7.51	12.63(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.87	1.88	1.89	1.97(c)
Expenses after expense reductions (f)	1.81	1.85	1.86	1.87	1.90(c)
Net investment income (loss)	(0.11)	0.24	0.25	(0.04)	(0.19)(c)
Portfolio turnover	19	19	27	26	29
Net assets at end of period (000 omitted)	$1,349	$1,465	$1,830	$2,105	$2,551

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Mid Cap Value Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is

Notes to Financial Statements  - continued
subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements  - continued
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$14,549,480,314	$—	$—	$14,549,480,314
Mutual Funds	234,363,157	—	—	234,363,157
Total	$14,783,843,471	$—	$—	$14,783,843,471
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only

Notes to Financial Statements  - continued
to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

Notes to Financial Statements  - continued
asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 9/30/21	Year ended 9/30/20
Ordinary income (including any short-term capital gains)	$120,000,131	$138,409,163
Long-term capital gains	—	82,719,112
Total distributions	$120,000,131	$221,128,275
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 9/30/21
Cost of investments	$10,604,888,274
Gross appreciation	4,330,451,775
Gross depreciation	(151,496,578)
Net unrealized appreciation (depreciation)	$ 4,178,955,197
Undistributed ordinary income	262,523,449
Undistributed long-term capital gain	486,440,934
Other temporary differences	596
Total distributable earnings (loss)	$ 4,927,920,176
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Class 529B and Class 529C

Notes to Financial Statements  - continued
shares will convert to Class 529A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 9/30/21	Year ended 9/30/20
Class A	$10,731,815	$25,773,682
Class B	5,792	233,655
Class C	136,332	1,773,835
Class I	20,674,364	41,667,284
Class R1	18,908	217,673
Class R2	409,800	1,689,324
Class R3	4,299,628	9,087,690
Class R4	5,174,740	11,888,558
Class R6	78,484,359	128,613,293
Class 529A	60,407	153,165
Class 529B	1,176	2,914
Class 529C	2,810	27,202
Total	$120,000,131	$221,128,275
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $5 billion	0.65%
In excess of $5 billion and up to $10 billion	0.60%
In excess of $10 billion and up to $20 billion	0.55%
In excess of $20 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended September 30, 2021, this management fee reduction amounted to $1,590,902, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2021 was equivalent to an annual effective rate of 0.61% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $459,658 and $3,351 for the year ended September 30, 2021, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 3,749,433
Class B	0.75%	0.25%	1.00%	1.00%	118,873
Class C	0.75%	0.25%	1.00%	1.00%	1,070,045
Class R1	0.75%	0.25%	1.00%	1.00%	127,767
Class R2	0.25%	0.25%	0.50%	0.50%	401,304
Class R3	—	0.25%	0.25%	0.25%	1,426,851
Class 529A	—	0.25%	0.25%	0.24%	23,053
Class 529B	0.75%	0.25%	1.00%	0.25%	323
Class 529C	0.75%	0.25%	1.00%	1.00%	14,582
Total Distribution and Service Fees					$6,932,231
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended September 30, 2021, this rebate amounted to $278, $5, $3, $1, $177, $964, $1, and $15 for Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the year ended September 30, 2021, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of

Notes to Financial Statements  - continued
a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2021, were as follows:
Amount
Class A	$18,314
Class B	7,369
Class C	5,966
Class 529B	—
Class 529C	25
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2021, were as follows:
Fee
Class 529A	$4,610
Class 529B	64
Class 529C	729
Total Program Manager Fees	$5,403
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2021, the fee was $426,116, which equated to 0.0032% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $7,142,190.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2021 was equivalent to an annual effective rate of 0.0042% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay

Notes to Financial Statements  - continued
compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $9,032,793 and $1,708,961, respectively. The sales transactions resulted in net realized gains (losses) of $651,540.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2021, this reimbursement amounted to $650,084, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended September 30, 2021, purchases and sales of investments, other than short-term obligations, aggregated $3,330,820,875 and $2,456,190,321, respectively.

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 9/30/21		Year ended 9/30/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	12,812,889	$361,843,167	14,597,847	$311,468,151
Class B	18,236	512,142	12,983	261,457
Class C	910,143	23,690,682	711,066	14,604,204
Class I	43,622,897	1,255,939,078	40,828,660	866,133,510
Class R1	137,608	3,599,147	161,658	3,207,687
Class R2	847,773	23,398,527	1,448,677	31,151,475
Class R3	9,294,689	243,086,841	8,028,884	172,847,405
Class R4	5,811,613	163,527,287	11,843,957	261,131,412
Class R6	60,669,022	1,756,653,187	107,131,543	2,328,935,789
Class 529A	75,386	2,076,543	48,966	1,041,136
Class 529C	5,428	139,153	7,836	162,771
	134,205,684	$3,834,465,754	184,822,077	$3,990,944,997
Shares issued to shareholders in reinvestment of distributions
Class A	373,341	$9,355,919	937,005	$22,787,970
Class B	240	5,686	9,995	229,277
Class C	5,431	127,734	70,224	1,603,219
Class I	758,667	19,520,493	1,406,792	35,085,393
Class R1	820	18,908	9,722	217,673
Class R2	16,302	399,085	61,729	1,466,065
Class R3	172,191	4,299,614	375,059	9,087,690
Class R4	191,043	4,808,540	454,407	11,092,085
Class R6	2,725,450	70,180,340	4,867,574	121,494,635
Class 529A	2,418	59,565	6,409	153,165
Class 529B	52	1,176	131	2,914
Class 529C	123	2,810	1,223	27,202
	4,246,078	$108,779,870	8,200,270	$203,247,288

Notes to Financial Statements  - continued
	Year ended 9/30/21		Year ended 9/30/20
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(12,743,480)	$(357,480,384)	(13,336,391)	$(281,933,166)
Class B	(148,930)	(3,866,035)	(246,421)	(4,943,053)
Class C	(1,414,436)	(36,666,331)	(1,860,289)	(36,704,851)
Class I	(20,723,098)	(594,758,697)	(40,755,781)	(884,951,570)
Class R1	(171,187)	(4,268,849)	(256,086)	(5,121,806)
Class R2	(1,180,445)	(31,809,912)	(1,952,470)	(41,567,665)
Class R3	(8,215,852)	(222,256,997)	(6,769,485)	(145,953,979)
Class R4	(6,235,789)	(173,971,830)	(7,844,851)	(172,341,062)
Class R6	(58,234,951)	(1,631,709,402)	(48,745,409)	(1,071,600,596)
Class 529A	(41,900)	(1,110,786)	(47,796)	(1,030,916)
Class 529B	(1,493)	(37,939)	(1,924)	(38,616)
Class 529C	(31,181)	(758,645)	(19,355)	(386,645)
	(109,142,742)	$(3,058,695,807)	(121,836,258)	$(2,646,573,925)
Net change
Class A	442,750	$13,718,702	2,198,461	$52,322,955
Class B	(130,454)	(3,348,207)	(223,443)	(4,452,319)
Class C	(498,862)	(12,847,915)	(1,078,999)	(20,497,428)
Class I	23,658,466	680,700,874	1,479,671	16,267,333
Class R1	(32,759)	(650,794)	(84,706)	(1,696,446)
Class R2	(316,370)	(8,012,300)	(442,064)	(8,950,125)
Class R3	1,251,028	25,129,458	1,634,458	35,981,116
Class R4	(233,133)	(5,636,003)	4,453,513	99,882,435
Class R6	5,159,521	195,124,125	63,253,708	1,378,829,828
Class 529A	35,904	1,025,322	7,579	163,385
Class 529B	(1,441)	(36,763)	(1,793)	(35,702)
Class 529C	(25,630)	(616,682)	(10,296)	(196,672)
	29,309,020	$884,549,817	71,186,089	$1,547,618,360
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 4%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund,

Notes to Financial Statements  - continued
the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2021, the fund’s commitment fee and interest expense were $51,384 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$118,631,462	$1,749,620,353	$1,633,888,658	$11,029	$(11,029)	$234,363,157

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$100,436	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Mid Cap Value Fund and the Board of Trustees of MFS Series Trust XI
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust XI (the “Trust”)), including the portfolio of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XI) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
November 12, 2021

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of November 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 58)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Richard Offen Kevin Schmitz Brooks Taylor

Board Review of Investment Advisory Agreement
MFS Mid Cap Value Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and Fund’s total expense ratio was approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, $5 billion, $10 billion and $20 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The

Board Review of Investment Advisory Agreement - continued
Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $55,985,568 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 91.80% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2021 and 2020, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2021	2020
Fees billed by Deloitte:
MFS Blended Research Core Equity Fund	47,677	47,030

	Audit Fees
	2021	2020
Fees billed by E&Y:
MFS Mid Cap Value Fund	31,057	30,639

For the fiscal years ended September 30, 2021 and 2020, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS Blended Research Core Equity Fund	0	0	8,942	8,424	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Fund*	0	0	0	0	5,390	5,390

	Aggregate Fees for Non-audit Services
	2021	2020
Fees Billed by Deloitte
To MFS Blended Research Core Equity Fund, MFS and MFS Related Entities#	14,332	907,564

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS Mid Cap Value Fund	0	0	6,095	6,005	3,346	3,245

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Mid Cap Value Fund*	1,668,649	1,785,828	0	0	110,620	104,750

	Aggregate Fees for Non-audit Services
	2021	2020
Fees billed by E&Y:
To MFS Mid Cap Value Fund, MFS and MFS Related Entities#	2,025,140	2,178,828

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)   Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2):  Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XI

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: November 12, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: November 12, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 12, 2021

*	Print name and title of each signing officer under his or her signature.